UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2010

LAWSON PRODUCTS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1666 East Touhy Avenue, Des Plaines, Illinois	60018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 827-9666

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 5, 2010, Lawson Products, Inc. (the ”Company”) will participate in the William Blair & Company 2010 Emerging Growth Stock Conference. An overview of the Company will be presented by Thomas J. Neri, President and Chief Executive Officer and Harry A. Dochelli, Chief Operating Officer. A copy of the visual presentation is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 October 5, 2010 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.

(Registrant)

Date: October 5, 2010

By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No,	Description
99.1	October 5, 2010 Investor Presentation